$400,000,000 (Approximate)
         Block Mortgage Finance Asset Backed Certificates, Series 1999-1

                          Block Mortgage Finance, Inc.
                                    Depositor

                           Block Financial Corporation
                                 Master Servicer

                         Companion Mortgage Corporation
                                     Seller

                               100% MBIA Guaranty
          $[79,000,000] Class A-1 Certificates, [ ]% Fixed Rate $[48,000,000] Class A-2 Certificates, [ ]% Fixed Rate $[16,000,000] Class A-3 Certificates, [ ]% Fixed Rate
          $[19,000,000] Class A-4 Certificates, [ ]% Fixed Rate
       $[18,000,000] Class A-5 "NAS" Certificates, [ ]% Fixed Rate
        $[165,000,000] Class A-6 Certificates, [ ]% Floating Rate
       $[55,000,000] Class A-7 "NAS" Certificates, [ ]% Fixed Rate

                             Computational Materials


Neither the Depositor nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. Neither the Seller, Depositor nor the Master Servicer has prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 783-3727.

                                                                              25
 $400,000,000 Block Mortgage Finance Asset Backed Certificates, Series 1999-1

------------------------------------------------------------------------------
Certificates           $[79,000,000] Class A-1  Certificates, Fixed Rate
                       $[48,000,000] Class A-2  Certificates, Fixed Rate
                       $[16,000,000] Class A-3  Certificates, Fixed Rate
                       $[19,000,000] Class A-4  Certificates, Fixed Rate
                       $[18,000,000] Class A-5 "NAS" Certificates, Fixed Rate
                       $[165,000,000] Class A-6 Certificates, Floating Rate
                       $[55,000,000] Class A-7 "NAS" Certificates, Fixed Rate
------------------------------------------------------------------------------

Title of Securities:   Block    Mortgage     Finance    Asset    Backed
                       Certificates,  Series 1999-1 (collectively,  the
                       "Certificates").

Description of         This  MBIA-wrapped  transaction  is supported by
Transaction:           two  groups  of  collateral,   each   containing
                       mortgage loans secured by one-to-four  family residential
                       properties.  The Fixed Rate Group consists of fixed-rate,
                       first or second lien, mortgage loans. The Adjustable Rate
                       Group  consists of adjustable  rate first lien,  mortgage
                       loans.  The aggregate  Cut-off Date principal  balance of
                       the  mortgage  loans  is  expected  to  be  approximately
                       $180,000,000  for the Fixed Rate  Group and  $223,580,000
                       for the Adjustable Rate Group.

Prepayment Assumption: This transaction will be priced to call using
                       115% PPC and 28% CPR for the fixed and
                       adjustable rate collateral, respectively.

Pricing Date(1):       January 14, 1999.

Cut-Off Date:          December 31, 1998 for the Simple Interest Loans.
                       January 1, 1999 for the Actuarial Loans.

Settlement Date(1):    January 21, 1999.

Clean-up Call:         10%  clean-up   call  followed  by  a  mandatory
                       auction call.

Form of Certificates:  Book entry form,  same day funds  (through  DTC,
                       Euroclear and CEDEL).

Seller:                Companion Mortgage Corporation.

Master Servicer:       Block Financial Corporation.

Servicing Fee:         50 basis points per annum.

Trustee:               The First National Bank of Chicago.

Distribution Date:     The 25th day of each  month  or,  if such day is
                       not  a  business   day,   the  next   succeeding
                       business day, beginning in February 1999.


_____________________

(1) Subject to change.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Interest Accrual       Interest  will accrue on the A-1 through A-5 and A-7 Cer-
Period:                tificates  during  the calendar  month preceding the pay-
                       ment  date  based on a 30/360 day  count. The A-1 through
                       A-5  and  A-7  Certificates  will   settle  with  accrued
                       interest  from  January 1, 1999.   Interest  will  accrue
                       on  the  A-6  Certificates   from  Distribution  Date  to
                       Distribution  Date based on a Actual/360  day count.  The
                       A-6 Certificates will settle flat.

Interest/Coupon        Interest   will   be   paid   at  the   applicable  Pass-
Step-Up:               Through  Rate  for  each  Certificate  until  the Distri-
                       bution Date  immediately  following   the Optional  Term-
                       ination Date. If the 10% clean-up call option is not exercised, then, as an incentive to exercise the call,
                       (i) the Class A-4 and A-5 pass-through rates will increase by 0.75%, and (ii) the Class A-6 Certificate spread to LIBOR doubles.

Class A-5 and A-7      The  Class  A-5  and A-7  fixed   rate  NAS  classes  are
Fixed Rate NAS         backed  by  the  fixed  rate and  adjustable  rate loans,
Certificates:          respectively, and pay according to the following schedule
                       of each  Certificates' pro rata share:
                          Class A-5 Class A-7
                          Months 0 - 36:   0.0%      Months 0 - 19:    0.0%
                          Months 37 - 60: 45.0%      Months 20 - 60: 500.0%
                          Months 61 - 72: 80.0%      Months 61+: all principal
                          Months 73 - 84:100.0%
                          Months 85+:    300.0%

Class A-6 Available    The Class  A-6  Certificates  pay  LIBOR  plus  a  spread
Funds Cap:             capped at the weighted  average coupon on the  adjustable
                       rate   loans   in  a   given  month,   less approximately
                       0.75% per annum prior to the 7th payment date, and less approximately 1.25% per annum thereafter.

Certificate Ratings:   The  Certificates   will  be  rated  AAA/Aaa  by Standard
                       & Poor's and Moody's, respectively.

Certificate Insurer:   MBIA  Insurance  Corporation  ("MBIA").   MBIA's  claims-
                       paying   ability  is  rated   AAA/Aaa   by  Standard  and
                       Poor's  and   Moody's.   Timely   interest  and  ultimate
                       principal payments on the Certificates will be 100% guaranteed by MBIA.

ERISA Considerations:  All of the  Certificates  will be  ERISA eligible.   How-
                       ever, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                       Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:              REMIC for federal income tax purposes.   The Certificates
Legal Investment:      will not be SMMEA eligible.


Credit Enhancement:    1) 100%  wrap  from   MBIA   guarantees   timely  payment
                          of interest and  ultimate  payment of principal;
                       2) Overcollateralization   and     Crosscollateralization
                          mechanisms.

Prospectus:            The   Certificates   are  being  offered  pursuant  to  a
                       Prospectus   supplemented   by  a  Prospectus  Supplement
                       (together,    the   "Prospectus"). Complete   information
                       with  respect  to   the Certificates  and the  collateral
                       securing them  is  contained in   the    Prospectus.  The
                       information  herein is qualified in its entirety by   the
                       information appearing in  the Prospectus.  To the  extent
                       that the  foregoing is  inconsistent with the Prospectus,
                       the Prospectus  shall govern in  all respects.  Sales  of
                       the  Certificates  may  not  be  consummated unless   the
                       purchaser   has   received   the Prospectus.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Principal Distributions

Amounts distributable to holders of Group 1 Certificates as principal shall be allocated on each Distribution Date in the following amounts and in the following order of priority:

     (i.) to holders of the Class A-5 Certificates, in an amount equal to the Class A-5 Lockout Distribution Amount;

     (ii.)to holders of the Class A-1 Certificates,  until the Class Certificate
          Balance of the Class A-1 Certificates is reduced to zero;

     (iii.)to  holders  of  the  Class  A-2  Certificates,   until  the  Class
          Certificate Balance of the Class A-2 Certificates is reduced to zero;

     (iv.)to holders of the Class A-3 Certificates,  until the Class Certificate
          Balance of the Class A-3 Certificates is reduced to zero;

     (v.) to holders of the Class A-4 Certificates,  until the Class Certificate
          Balance of the Class A-4 Certificates is reduced to zero;

     (vi.)to holders of the Class A-5 Certificates,  until the Class Certificate
          Balance of the Class A-5 Certificates is reduced to zero;

The Class A-5 Lockout Distribution Amount, which may never be more than the Class Certificate Balance of the Class A-5 Certificates, is zero until the Distribution Date in February 2002. From and after that date, distributions made on the Class A-5 Lockout Distribution Amount will result in the accelerated reduction of the Class Certificate Balance of the Class A-5 Certificates.

Amounts distributable to holders of Group 2 Certificates as principal shall be allocated on each Distribution Date in the following amounts and in the following order of priority:

     (i.) to holders of the Class A-7 Certificates, in an amount equal to the Class A-7 Lockout Distribution Amount;

     (ii.)to holders of the Class A-6 Certificates,  until the Class Certificate
          Balance of the Class A-6 Certificates is reduced to zero;

     (iii.)to  holders  of  the  Class  A-7  Certificates,   until  the  Class
          Certificate Balance of the Class A-7 Certificates is reduced to zero;

The Class A-7 Lockout Distribution Amount, which may never be more than the Class Certificate Balance of the Class A-7 Certificates, is zero until the Distribution Date in September 2000. From and after that date, distributions made on the Class A-7 Lockout Distribution Amount will result in the accelerated reduction of the Class Certificate Balance of the Class A-7 Certificates.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Collateral Summary (Group I)

     Principal Amount            $168,901,323.41
     Average Loan Balance        $53,432.88
     Max Loan Size               $439,160.02
     Lien Status                 88.15% 1st / 11.85% 2nd
     Loan Type                   Non-Balloon Contracts 58.88%
                                 Balloon Contracts 41.12%
     Weighted Avg. LTV           73.74%
     Weighted Avg. CLTV          81.22%
     Coupon Range                7.00% - 15.89%
     Weighted Average Coupon     11.275%
     Wtd. Ave. Rem. Mat.         236.57 months
     Weighted Ave. Seasoning     3.73 months
     Top State Concentrations    17.10% LA, 12.12% FL, 7.23% OH,
                                 6.07% IL, 5.40% GA
     -----------------------     ------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Remaining Principal Balances (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
   $9,725.31 - $24,999.99         567       $10,677,485.55          6.32 %
   25,000.00 -  34,999.99         471        14,317,400.38          8.48
   35,000.00 -  44,999.99         538        21,571,395.75         12.77
   45,000.00 -  54,999.99         427        21,287,421.56         12.60
   55,000.00 -  64,999.99         357        21,354,674.79         12.64
   65,000.00 -  74,999.99         227        15,813,655.76          9.36
   75,000.00 -  84,999.99         162        12,969,591.52          7.68
   85,000.00 -  94,999.99         106         9,491,307.26          5.62
   95,000.00 - 104,999.99          89         8,866,261.85          5.25
  105,000.00 - 114,999.99          59         6,485,198.21          3.84
  115,000.00 - 124,999.99          32         3,836,010.88          2.27
  125,000.00 - 134,999.99          23         2,967,088.64          1.76
  135,000.00 - 144,999.99          27         3,785,579.52          2.24
  145,000.00 - 154,999.99          11         1,641,065.33          0.97
  155,000.00 - 164,999.99          11         1,748,359.78          1.04
  165,000.00 - 174,999.99          11         1,862,686.94          1.10
  175,000.00 - 184,999.99           3           535,758.66          0.32
  185,000.00 - 194,999.99           5           948,925.64          0.56
  195,000.00 - 204,999.99           2           403,833.85          0.24
  205,000.00 - 214,999.99           6         1,262,147.43          0.75
  215,000.00 - 224,999.99           5         1,096,408.96          0.65
  225,000.00 - 234,999.99           3           696,513.56          0.41
  235,000.00 - 244,999.99           4           960,168.84          0.57
  245,000.00 - 254,999.99           5         1,247,914.64          0.74
  255,000.00 - 264,999.99           1           256,391.28          0.15
  265,000.00 - 274,999.99           1           269,797.79          0.16
  275,000.00 - 284,999.99           4         1,116,996.12          0.66
  285,000.00 - 294,999.99           1           292,500.00          0.17
  305,000.00 - 439,160.02           3         1,138,782.92          0.67
--------------------------
                          ===============================================
              Total:            3,161      $168,901,323.41           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Mortgage Rates (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
      7.000% -     7.000%           1           $42,174.04          0.02 %
       7.001 -      7.250           1            33,468.30          0.02
       7.251 -      7.500           4           230,950.92          0.14
       7.501 -      7.750           7           332,849.68          0.20
       7.751 -      8.000          10           609,048.60          0.36
       8.001 -      8.250          12           951,097.45          0.56
       8.251 -      8.500          13           822,109.81          0.49
       8.501 -      8.750          24         1,652,975.91          0.98
       8.751 -      9.000          32         2,044,231.15          1.21
       9.001 -      9.250          31         1,819,906.52          1.08
       9.251 -      9.500          70         4,445,332.98          2.63
       9.501 -      9.750          82         5,389,595.83          3.19
       9.751 -     10.000         144         8,528,658.63          5.05
      10.001 -     10.250         117         6,786,508.85          4.02
      10.251 -     10.500         201        13,006,984.91          7.70
      10.501 -     10.750         197        13,171,902.20          7.80
      10.751 -     11.000         245        13,561,010.60          8.03
      11.001 -     11.250         212        11,544,286.23          6.83
      11.251 -     11.500         209        11,001,487.57          6.51
      11.501 -     11.750         251        13,840,811.71          8.19
      11.751 -     12.000         263        12,875,528.41          7.62
      12.001 -     12.250         220        11,715,672.58          6.94
      12.251 -     12.500         190         9,358,998.90          5.54
      12.501 -     12.750         154         8,382,296.40          4.96
      12.751 -     13.000         146         6,257,588.49          3.70
      13.001 -     13.250          78         3,117,692.51          1.85
      13.251 -     13.500          56         2,055,462.29          1.22
      13.501 -     13.750          47         1,579,665.05          0.94
      13.751 -     14.000          65         1,668,362.60          0.99
      14.001 -     14.250          17           646,121.75          0.38
      14.251 -     14.500          11           351,392.78          0.21
      14.501 -     14.750           7           200,531.05          0.12
      14.751 -     15.000          38           719,882.51          0.43
      15.001 -     15.250           4           117,382.62          0.07
      15.501 -     15.750           1            20,984.07          0.01
      15.751 -     15.890           1            18,369.51          0.01
      --------------------
                          ===============================================
              Total:            3,161     $ 168,901,323.41           100 %
                          ===============================================

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Months Remaining to Scheduled Maturity (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
      Months                    Loans    Principal Balance          Pool
-------------------------------------------------------------------------
          47 -         59           2           $43,361.29          0.03 %
          60 -        119          66         1,661,158.03          0.98
         120 -        179       1,858        94,162,866.80         55.75
         180 -        239         425        20,859,485.16         12.35
         240 -        299           7           334,116.03          0.20
         300 -        359         774        49,754,920.45         29.46
         360 -        360          29         2,085,415.65          1.23
--------------------------
                          ===============================================
              Total             3,161      $168,901,323.41           100 %
                          ===============================================

Distribution of Loan Purpose (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Refinance                       2,348      $120,963,540.38         71.62 %
Purchase                          813        47,937,783.03         28.38
--------------------------
                          ===============================================
Total                           3,161      $168,901,323.41           100 %
                          ===============================================

Distribution of Occupancy Status (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Non-Owner                         266       $11,767,074.12          6.97 %
Owner                           2,895       157,134,249.29         93.03
-------------------------------------------------------------------------
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Distribution of Property Type (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
2-4 Family                        136        $7,760,233.40          4.59 %
Condo                              33         1,163,677.53          0.69
Unknown                             7           264,677.71          0.16
Second Home                         3           117,920.89          0.07
Manufactured Home                 114         6,240,168.90          3.69
PUD                                27         1,690,984.92          1.00
Single Family                   2,841       151,663,660.06         89.79
-------------------------------------------------------------------------
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================

Lien Position (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
1                               2,466      $148,891,391.75         88.15 %
2                                 695        20,009,931.66         11.85
--------------------------
                          ===============================================
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Geographic Distribution (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Arizona                            73        $4,043,287.74          2.39 %
Arkansas                           29         1,695,702.64          1.00
California                         37         2,202,745.29          1.30
Colorado                           74         4,364,514.95          2.58
Connecticut                        39         2,201,143.92          1.30
Delaware                            1            51,982.06          0.03
District of Columbia                4           690,803.09          0.41
Florida                           373        20,468,841.03         12.12
Georgia                           167         9,123,837.83          5.40
Idaho                               1            35,534.56          0.02
Illinois                          165        10,247,790.47          6.07
Indiana                           157         7,696,957.62          4.56
Iowa                               17           861,203.83          0.51
Kansas                              1            97,669.93          0.06
Kentucky                           96         5,135,125.89          3.04
Louisiana                         640        28,873,966.34         17.10
Maryland                           24         1,113,537.96          0.66
Michigan                          128         6,956,057.22          4.12
Mississippi                       195         8,480,060.14          5.02
Missouri                           51         2,917,349.77          1.73
Montana                             1            14,988.09          0.01
Nevada                             15           658,688.36          0.39
New Jersey                         18         1,776,329.29          1.05
New Mexico                          4           236,807.66          0.14
New York                            1            50,161.66          0.03
North Carolina                    127         7,386,193.25          4.37
Ohio                              210        12,207,565.22          7.23
Oklahoma                            7           228,237.16          0.14
Oregon                              1           103,266.75          0.06
Pennsylvania                       50         2,412,603.22          1.43
South Carolina                    134         7,586,792.38          4.49
Tennessee                         103         5,387,865.90          3.19
Texas                              41         2,613,949.89          1.55
Utah                               40         2,174,792.34          1.29
Virginia                          105         6,992,475.16          4.14
Washington                         13           905,780.97          0.54
West Virginia                       2           114,135.99          0.07
Wisconsin                          17           792,577.84          0.47
--------------------------
                          ===============================================
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Calendar Year of Origination (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
1997                               20        $1,043,612.57          0.62 %
1998                            3,141       167,857,710.84         99.38
-------------------------------------------------------------------------
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================

Combined Loan-to-Value Ratios (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
         10% -        10%           1           $10,890.04          0.01 %
          10 -         20           4            86,601.20          0.05
          20 -         30          16           403,039.84          0.24
          30 -         40          28           874,624.73          0.52
          40 -         50          64         2,103,338.05          1.25
          50 -         60          93         3,784,930.28          2.24
          60 -         70         266        12,716,280.64          7.53
          70 -         80       1,058        56,541,520.47         33.48
          80 -         90       1,467        87,767,037.67         51.96
          90 -        100         164         4,613,060.49          2.73
         -----------------
                          ===============================================
              Total:            3,161     $ 168,901,323.41           100 %
                          ===============================================

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Junior Lien Ratios (Group I)(1)

                            Number of                      Percentage of
                             Mortgage    Aggregate Unpaid  Mortgage Pool
                                Loans   Principal Balance
-------------------------------------------------------------------------
       5.01% -     10.00%          10         $169,323.94           0.10 %
       10.01 -      15.00         116        2,495,401.55           1.48
       15.01 -      20.00         177        4,530,011.50           2.68
       20.01 -      25.00         121        3,322,544.09           1.97
       25.01 -      30.00          91        2,866,268.02           1.70
       30.01 -      35.00          52        1,604,975.50           0.95
       35.01 -      40.00          51        2,157,941.82           1.28
       40.01 -      45.00          29        1,148,654.33           0.68
       45.01 -      50.00          19          668,093.19           0.40
       50.01 -      55.00          10          338,184.79           0.20
       55.01 -      60.00           5          193,203.36           0.11
       60.01 -      65.00           5          253,946.44           0.15
       65.01 -      70.00           1           35,150.35           0.02
       70.01 -      75.00           3           84,299.42           0.05
       80.01 -      85.00           2           56,699.04           0.03
       85.01 -      90.00           2           27,462.41           0.02
       95.01 -      97.14           1           57,771.91           0.03
--------------------------
                          ===============================================
              Total:              695      $20,009,931.66          11.85 %
                          ===============================================

Product Type (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Fixed Balloon                   1,023       $69,447,585.79         41.12 %
Fixed- 5 Year                       1                               0.01
                                                 11,739.68
Fixed- 10 Year                     66                               0.98
                                              1,661,158.03
Fixed- 15 Year                    924                              17.89
                                             30,208,175.65
Fixed- 20 Year                    339                               9.16
                                             15,470,212.13
Fixed- 25 Year                      5                               0.16
                                                262,116.03
Fixed- 30 Year                    803                              30.69
                                             51,840,336.10
--------------------------
                          ===============================================
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Prepayment Penalty (Group I)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
1 Year                             75         4,088,074.85          2.42 %
2 Year                            361        21,739,653.53         12.87
3 Year                          1,373        76,184,847.92         45.11
4 Year                              1            31,860.57          0.02
5 Year                            382        17,520,041.88         10.37
6 Months                            1            97,669.93          0.06
No Prepayment Penalty             968        49,239,174.73         29.15
-------------------------------------------------------------------------
Total:                          3,161     $ 168,901,323.41           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Collateral Summary (Group II)

       Principal Amount                   $210,691,175.36
       Average Loan Balance               $94,522.73
       Max Loan Size                      $665,212.18
       Lien Status                        100% first liens
       Loan Type                          Non-Balloon Contracts 94.75%
                                          Balloon Contracts 5.25%
       Weighted Avg. LTV                  83.65%
       Coupon Range                       6.75% - 14.40%
       Weighted Average Coupon            10.097%
       Wtd. Ave. Rem. Mat.                345.89 months
       Weighted Ave. Seasoning            4.18 months
       Top State Concentrations           12.78% FL, 10.87% CO, 10.01%
                                          GA, 9.08% OH, 7.03% IL
       -------------------------------    ---------------------------------


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Remaining Principal Balances (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
  $14,264.16 - $24,999.99           8          $177,191.79          0.08 %
   25,000.00 -  34,999.99          25           773,428.25          0.37
   35,000.00 -  44,999.99         164         6,746,710.68          3.20
   45,000.00 -  54,999.99         274        13,845,973.40          6.57
   55,000.00 -  64,999.99         309        18,557,515.45          8.81
   65,000.00 -  74,999.99         247        17,250,624.04          8.19
   75,000.00 -  84,999.99         179        14,277,045.73          6.78
   85,000.00 -  94,999.99         195        17,525,808.58          8.32
   95,000.00 - 104,999.99         147        14,648,370.31          6.95
  105,000.00 - 114,999.99         134        14,732,114.31          6.99
  115,000.00 - 124,999.99         124        14,827,626.99          7.04
  125,000.00 - 134,999.99          82        10,672,857.87          5.07
  135,000.00 - 144,999.99          59         8,266,916.29          3.92
  145,000.00 - 154,999.99          53         7,966,815.26          3.78
  155,000.00 - 164,999.99          45         7,201,299.00          3.42
  165,000.00 - 174,999.99          23         3,882,729.02          1.84
  175,000.00 - 184,999.99          22         3,948,583.46          1.87
  185,000.00 - 194,999.99          22         4,183,702.10          1.99
  195,000.00 - 204,999.99          29         5,798,358.79          2.75
  205,000.00 - 214,999.99          13         2,723,621.35          1.29
  215,000.00 - 224,999.99           8         1,757,241.20          0.83
  225,000.00 - 234,999.99           6         1,373,519.05          0.65
  235,000.00 - 244,999.99           9         2,174,312.25          1.03
  245,000.00 - 254,999.99           3           742,303.24          0.35
  255,000.00 - 264,999.99           5         1,291,681.43          0.61
  265,000.00 - 274,999.99           4         1,071,968.75          0.51
  275,000.00 - 284,999.99           7         1,959,253.89          0.93
  285,000.00 - 294,999.99           6         1,744,316.89          0.83
  295,000.00 - 304,999.99           6         1,798,196.95          0.85
  305,000.00 - 665,212.18          21         8,771,089.04          4.16
--------------------------
                          ===============================================
              Total:            2,229     $ 210,691,175.36           100 %
                          ===============================================

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Mortgage Rates (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
      6.750% -     6.750%           1           $65,627.78          0.03 %
       6.751 -      7.000           3           297,006.73          0.14
       7.001 -      7.250           3           365,154.29          0.17
       7.251 -      7.500           9           949,026.38          0.45
       7.501 -      7.750          21         2,513,841.35          1.19
       7.751 -      8.000          46         5,819,847.40          2.76
       8.001 -      8.250          33         3,393,671.21          1.61
       8.251 -      8.500          46         5,883,693.41          2.79
       8.501 -      8.750          68         8,205,716.33          3.89
       8.751 -      9.000          95        11,135,235.54          5.29
       9.001 -      9.250          96         9,090,652.14          4.31
       9.251 -      9.500         142        15,238,404.85          7.23
       9.501 -      9.750         160        15,773,971.06          7.49
       9.751 -     10.000         208        21,413,014.67         10.16
      10.001 -     10.250         222        19,845,046.38          9.42
      10.251 -     10.500         174        16,715,206.92          7.93
      10.501 -     10.750         193        16,797,523.03          7.97
      10.751 -     11.000         182        15,590,969.80          7.40
      11.001 -     11.250         137        11,491,820.78          5.45
      11.251 -     11.500         137        11,258,074.80          5.34
      11.501 -     11.750          71         5,363,626.97          2.55
      11.751 -     12.000          73         5,876,922.37          2.79
      12.001 -     12.250          48         3,951,696.16          1.88
      12.251 -     12.500          25         1,508,152.07          0.72
      12.501 -     12.750          19         1,248,579.46          0.59
      12.751 -     13.000           8           540,722.01          0.26
      13.001 -     13.250           5           204,899.39          0.10
      13.251 -     13.500           1            38,415.82          0.02
      13.751 -     14.000           1            42,129.37          0.02
      14.001 -     14.250           1            37,665.69          0.02
      14.251 -     14.400           1            34,861.20          0.02
--------------------------
                          ===============================================
              Total:            2,229     $ 210,691,175.36           100 %
                          ===============================================

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Gross Margin (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
      3.000% -     3.000%           3          $256,633.91          0.12 %
       3.501 -      4.000           3           221,410.69          0.11
       4.001 -      4.500          21         2,510,814.50          1.19
       4.501 -      5.000         104        12,286,411.80          5.83
       5.001 -      5.500         103         9,862,716.76          4.68
       5.501 -      6.000         294        27,376,544.14         12.99
       6.001 -      6.500         407        38,130,207.66         18.10
       6.501 -      7.000         368        33,003,351.55         15.66
       7.001 -      7.500         332        30,526,599.98         14.49
       7.501 -      8.000         254        24,732,285.29         11.74
       8.001 -      8.500         205        19,777,541.72          9.39
       8.501 -      9.000         101         8,794,019.63          4.17
       9.001 -      9.500          28         2,807,600.07          1.33
       9.501 -     10.000           5           343,005.45          0.16
      10.001 -     10.250           1            62,032.21          0.03
--------------------------
                          ===============================================
              Total:            2,229     $ 210,691,175.36           100 %
                          ===============================================

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Next Mortgage Rate Adjustment (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
                   Jan-99           1           $82,298.11          0.04 %
                   Mar-99           7           690,317.13          0.33
                   Apr-99          10         1,364,654.63          0.65
                   May-99          15         1,958,605.28          0.93
                   Jun-99          26         3,186,196.14          1.51
                   Jul-99          29         3,336,437.05          1.58
                   Aug-99          27         3,201,638.36          1.52
                   Sep-99          32         3,361,469.98          1.60
                   Oct-99          24         2,231,463.69          1.06
                   Nov-99          14         1,625,948.80          0.77
                   Dec-99           9           572,978.18          0.27
                   Jan-00           5           353,593.07          0.17
                   Feb-00           6           621,892.05          0.30
                   Mar-00          33         4,119,250.06          1.96
                   Apr-00          76         6,863,732.89          3.26
                   May-00         174        15,741,769.31          7.47
                   Jun-00         260        24,501,743.53         11.63
                   Jul-00         163        15,507,393.48          7.36
                   Aug-00         220        19,835,454.91          9.41
                   Sep-00         262        23,894,028.83         11.34
                   Oct-00         204        16,965,485.49          8.05
                   Nov-00         135        10,919,019.13          5.18
                   Dec-00          37         2,577,796.88          1.22
                   Jan-01           2           306,225.33          0.15
                   Mar-01           4           552,337.50          0.26
                   Apr-01           8           415,030.63          0.20
                   May-01          20         3,152,952.55          1.50
                   Jun-01          33         3,675,490.13          1.74
                   Jul-01          69         7,066,936.82          3.35
                   Aug-01         142        14,468,652.20          6.87
                   Sep-01         101        10,008,027.09          4.75
                   Oct-01          23         2,848,739.60          1.35
                   Nov-01          10           930,000.34          0.44
                   Dec-01           3           185,618.42          0.09
                   Mar-03           1           238,903.27          0.11
                   Apr-03           3           223,848.82          0.11
                   May-03           2           154,839.92          0.07
                   Jun-03           5           389,538.19          0.18
                   Jul-03          11           798,607.89          0.38

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Next Mortgage Rate Adjustment (Group II) (continued)


                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
                   Aug-03           7           660,832.29          0.31
                   Sep-03           9           642,682.37          0.31
                   Oct-03           7           458,745.02          0.22
--------------------------
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================

Months Remaining to Scheduled Maturity (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
      Months                    Loans    Principal Balance          Pool
-------------------------------------------------------------------------
         166 -        179         116       $11,530,790.82          5.47 %
         180 -        239           3           149,667.21          0.07
         300 -        359       2,028       192,710,814.91         91.47
         360 -        360          82         6,299,902.42          2.99
--------------------------
                          ===============================================
              Total:            2,229     $ 210,691,175.36           100 %
                          ===============================================


Distribution of Loan Purpose (Group II)


                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Refinance                       1,135      $112,218,455.92         53.26 %
Purchase                        1,094        98,472,719.44         46.74
-------------------------------------------------------------------------
Total                           2,229     $ 210,691,175.36           100 %
                          ===============================================


Distribution of Occupancy Status (Group II)


                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Non-Owner                         148       $10,289,416.38          4.88 %
Owner                           2,081       200,401,758.98         95.12
-------------------------------------------------------------------------
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Distribution of Property Type (Group II)


                            Number of     Aggregate Unpaid    Percentage
                             Mortgage    Principal Balance   of Mortgage
                                Loans                               Pool
-------------------------------------------------------------------------
2-4 Family                         82         7,095,163.57          3.37 %
Condo                              16         1,015,013.66          0.48
Unknown                            11           972,785.49          0.46
Manufactured Home                  35         2,547,576.73          1.21
PUD                                32         4,165,142.79          1.98
Second Home                         2           182,624.60          0.09
Single Family                   2,050       194,583,481.76         92.35
Townhome                            1           129,386.76          0.06
--------------------------
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================

Lien Priority (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
                        1       2,229      $210,691,175.36        100.00 %
--------------------------
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Geographical Distribution (Group II)


                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
Arizona                           136       $13,611,956.74          6.46 %
Arkansas                            3           297,395.05          0.14
California                         19         3,641,231.87          1.73
Colorado                          180        22,899,396.16         10.87
Connecticut                        30         2,421,846.10          1.15
District of Columbia                2           160,494.66          0.08
Florida                           335        26,919,169.71         12.78
Georgia                           208        21,090,035.32         10.01
Idaho                               9         1,173,418.73          0.56
Illinois                          146        14,816,029.92          7.03
Indiana                            94         7,463,108.78          3.54
Iowa                               26         1,767,156.38          0.84
Kansas                              3           407,767.30          0.19
Kentucky                           77         6,475,943.47          3.07
Louisiana                          50         4,183,336.68          1.99
Maryland                           15         2,014,230.29          0.96
Michigan                          107        10,025,516.11          4.76
Minnesotta                          2           179,423.24          0.09
Mississippi                        37         2,774,203.22          1.32
Missouri                           37         3,270,353.69          1.55
Nebraska                            1            89,685.54          0.04
Nevada                             25         3,477,653.73          1.65
New Hampshire                       1           517,939.56          0.25
New Jersey                         24         3,604,565.08          1.71
North Carolina                     45         4,121,658.08          1.96
Ohio                              247        19,130,024.17          9.08
Oklahoma                            1            24,977.10          0.01
Pennsylvania                       12           823,799.78          0.39
South Carolina                     45         4,469,932.01          2.12
Tennessee                          67         5,970,725.54          2.83
Texas                              18         1,326,994.76          0.63
Utah                               60         7,619,340.49          3.62
Virginia                          137        10,781,453.89          5.12
Washington                          9         1,148,529.95          0.55
West Virginia                       2           232,621.46          0.11
Wisconsin                          19         1,759,260.80          0.83
--------------------------
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Calendar Year of Origination (Group II)

                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
                     1997          11        $1,046,438.98          0.50 %
                     1998       2,218       209,644,736.38         99.50
--------------------------
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================


Combined Loan-to-Value Ratio (Group II)


                            Number of                         Percentage
                             Mortgage     Aggregate Unpaid   of Mortgage
                                Loans    Principal Balance          Pool
-------------------------------------------------------------------------
    28.8500% -   30.0000%           1           $44,161.85          0.02 %
     30.0001 -    40.0000           5           248,389.55          0.12
     40.0001 -    50.0000          10           694,358.75          0.33
     50.0001 -    60.0000          17         1,314,427.04          0.62
     60.0001 -    70.0000         104         9,468,456.45          4.49
     70.0001 -    80.0000         713        64,782,558.21         30.75
     80.0001 -    90.0000       1,357       132,325,476.42         62.81
     90.0001 -   100.0000          22         1,813,347.09          0.86
--------------------------
                          ===============================================
              Total:            2,229     $ 210,691,175.36           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Product Type (Group II)

                                                    Number of                        Percentage
                                                     Mortgage    Aggregate Unpaid   of Mortgage
                                                        Loans   Principal Balance          Pool
------------------------------------------------------------------------------------------------
1 Year Treasury 15 Year                                     1          $77,886.62          0.04 %
1 Year Treasury 15 Year Balloon, 30 Year Amort              6         $613,853.67          0.29
1 Year Treasury 2 Year Fixed, 28 Year Adj                   7         $738,377.29          0.35
1 Year Treasury 3 Year Fixed, 27 Year Adj                  61       $6,942,540.63          3.30
1 Year Treasury 30 Year                                   170      $19,062,299.20          9.05
1 Year Treasury 5 Year Fixed, 25 Year Adj                  43       $3,442,596.23          1.63
3 Year Treasury 3 Year Fixed, 27 Year Adj                  24       $3,103,351.30          1.47
6ML 1 Year Fixed, 29 Year Adj                              12       $1,273,401.74          0.60
6ML 15 Year Balloon, 30 Year Amort                        104      $10,456,971.29          4.96
6ML 2 Year Fixed, 13 Year Adj                               4         $313,774.18          0.15
6ML 2 Year Fixed, 28 Year Adj                           1,480     $132,528,434.44         62.90
6ML 3 Year Fixed, 12 Year Adj                               1          $68,305.06          0.03
6ML 3 Year Fixed, 17 Year Adj                               3         $149,667.21          0.07
6ML 3 Year Fixed, 27 Year Adj                             311      $31,794,314.96         15.09
6ML 5 Year Fixed, 25 Year Adj                               2         $125,401.54          0.06
-------------------------------------------------
                                                 ===============================================
Total:                                                  2,229     $210,691,175.36           100 %
                                                 ===============================================

Balloon (Group II)


                            Number of     Aggregate Unpaid    Percentage
                             Mortgage    Principal Balance   of Mortgage
                                Loans                               Pool
-------------------------------------------------------------------------
Non-Balloon                     2,119      $199,620,350.40         94.75 %
Balloon                           110        11,070,824.96          5.25
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of December 31, 1998. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Prepayment Penalty (Group II)


                            Number of     Aggregate Unpaid    Percentage
                             Mortgage    Principal Balance   of Mortgage
                                Loans                               Pool
-------------------------------------------------------------------------
1 Year                             88        11,600,165.75          5.51 %
2 Year                            873        81,046,512.31         38.47
3 Year                            629        52,812,048.14         25.07
4 Year                              5           401,815.65          0.19
5 Year                             37         2,654,164.41          1.26
6 Months                            3           407,767.30          0.19
No Prepayment Penalty             594        61,768,701.80         29.32
                          ===============================================
Total:                          2,229     $ 210,691,175.36           100 %
                          ===============================================


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Weighted Average Life Sensitivity Tables

                                     Call (at a Price of 100)
                   0% PPC    50% PPC   100% PPC   115% PPC   150% PPC   200% PPC
                   0% CPR    15% CPR    25% CRP    28% CPR    35% CPR    50% CRP
A-1
Yield               6.265      6.091      5.031      5.890      5.799      5.677
Average Life         9.05       1.92       1.11       1.00       0.83       0.67
Duration             6.23       1.72       1.04       0.94       0.78       0.64
First Print      09/25/99   02/25/99   02/25/99   02/25/99   02/25/99   02/25/99
Last Prin        09/25/13   05/25/03   04/25/01   01/25/01   08/25/00   04/25/00
Payment Window        176         52         27         24         19         15

A-2
Yield               6.411      6.379      6.314      6.295      6.248      6.182
Average Life        15.40       7.28       3.46       2.99       2.26       1.69
Duration             9.54       5.58       3.01       2.64       2.04       1.56
First Prin       09/25/13   05/25/03   04/25/01   01/25/01   08/25/00   04/25/00
Last Prin        06/25/18   08/25/10   03/25/04   06/25/03   04/25/02   04/25/01
Payment Window         58         88         36         30         21         13

A-3
Yield               6.572      6.559      6.523      6.509      6.477      6.422
Average Life        22.73      13.41       6.33       5.25       3.80       2.59
Duration            11.53       8.69       5.03       4.32       3.27       2.31
First Prin       06/25/18   08/25/10   03/25/04   06/25/03   04/25/02   04/25/01
Last Prin        07/25/24   09/25/13   05/25/07   05/25/05   06/25/03   01/25/02
Payment Window         74         38         39         24         15         10

A-4
Yield               7.033      7.020      6.999      6.990      6.967      6.924
Average Life        27.49      14.68       8.75       7.49       5.45       3.66
Duration            11.91       8.93       6.36       5.66       4.40       3.13
First Prin       07/25/24   09/25/13   05/25/07   05/25/05   06/25/03   01/25/02
Last Prin        05/25/27   09/25/13   10/25/07   09/25/06   11/25/04   12/25/02
Payment Window         35          1          6         17         18         12

A-5-NAS
Yield               6.514      6.497      6.485      6.482      6.468      6.438
Average Life        11.90       8.14       6.67       6.29       5.26       3.84
Duration             7.95       6.04       5.21       4.99       4.32       3.31
First Prin       02/25/02   02/25/02   02/25/02   02/25/02   02/25/02   02/25/02
Last Prin        09/25/13   09/25/13   10/25/07   09/25/06   11/25/04   12/25/02
Payment Window        140        140         69         56         34         11

A-6-ARM
Yield               5.693      5.691      5.688      5.688      5.688      5.676
Average Life        22.43       5.59       3.04       2.60       1.84       0.84
Duration            11.81       4.23       2.54       2.21       1.62       0.78
First Prin       02/25/99   02/25/99   02/25/99   02/25/99   02/25/99   02/25/99
Last Prin        05/25/27   09/25/13   10/25/07   09/25/06   11/25/04   12/25/02
Payment Window        340        176        105         92         70         47

A-7-NAS
Yield               6.453      6.337      6.314      6.310      6.305      6.316
Average Life        12.20       2.86       2.48       2.43       2.37       2.51
Duration             8.00       2.52       2.22       2.18       2.13       2.24
First Prin       09/25/00   09/25/00   09/25/00   09/25/00   09/25/00   09/25/00
Last Prin        05/25/16   04/25/04   02/25/04   02/25/04   02/25/04   02/25/02
Payment Window        189         44         42         42         42         28



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Weighted Average Life Sensitivity Tables

                                     Call (at a Price of 100)
                   0% PPC    50% PPC   100% PPC   115% PPC   150% PPC   200% PPC
                   0% CPR    15% CPR    25% CRP    28% CPR    35% CPR    50% CRP
A-1
Yield               6.265      6.091      5.031      5.890      5.799      5.677
Average Life         9.05       1.92       1.11       1.00       0.83       0.67
Duration             6.23       1.72       1.04       0.94       0.78       0.64
First Print      09/25/99   02/25/99   02/25/99   02/25/99   02/25/99   02/25/99
Last Prin        09/25/13   05/25/03   04/25/01   01/25/01   08/25/00   04/25/00
Payment Window        176         52         27         24         19         15

A-2
Yield               6.411      6.379      6.314      6.295      6.248      6.182
Average Life        15.40       7.28       3.46       2.99       2.26       1.69
Duration             9.54       5.58       3.01       2.64       2.04       1.56
First Prin       09/25/13   05/25/03   04/25/01   01/25/01   08/25/00   04/25/00
Last Prin        06/25/18   08/25/10   03/25/04   06/25/03   04/25/02   04/25/01
Payment Window         58         88         36         30         21         13

A-3
Yield               6.572      6.559      6.523      6.509      6.477      6.422
Average Life        22.73      13.41       6.33       5.25       3.80       2.59
Duration            11.53       8.69       5.03       4.32       3.27       2.31
First Prin       06/25/18   08/25/10   03/25/04   06/25/03   04/25/02   04/25/01
Last Prin        07/25/24   09/25/13   05/25/07   05/25/05   06/25/03   01/25/02
Payment Window         74         38         39         24         15         10

A-4
Yield               7.035      7.072      7.144      7.145      7.099      6.983
Average Life        27.67      16.77      11.66      10.07       6.85       3.96
Duration            11.94       9.56       7.69       6.93       5.19       3.35
First Prin       07/25/24   09/25/13   05/25/07   05/25/05   06/25/03   01/25/02
Last Prin        06/25/28   11/25/23   06/25/14   09/25/13   05/25/11   01/25/05
Payment Window         48        123         86        101         96         37

A-5-NAS
Yield               6.514      6.497      6.499      6.509      6.564      6.674
Average Life        11.90       8.14       6.84       6.59       6.12       5.56
Duration             7.95       6.04       5.30       5.15       4.86       4.49
First Prin       02/25/02   02/25/02   02/25/02   02/25/02   02/25/02   02/25/02
Last Prin        09/25/13   09/25/13   09/25/13   09/25/13   03/25/11   12/25/07
Payment Window        140        140        140        140        110         71

A-6-ARM
Yield               5.694      5.705      5.713      5.714      5.718      5.707
Average Life        22.54       5.89       3.25       2.79       1.99       0.90
Duration            11.83       4.35       2.65       2.32       1.72       0.83
First Prin       02/25/99   02/25/99   02/25/99   02/25/99   02/25/99   02/25/99
Last Prin        09/25/28   12/25/22   04/25/14   09/25/12   07/25/09   09/25/05
Payment Window        356        287        183        164        126         80

A-7-NAS
Yield               6.453      6.337      6.314      6.310      6.305      6.318
Average Life        12.20       2.86       2.48       2.43       2.37       2.54
Duration             8.00       2.52       2.22       2.18       2.13       2.27
First Prin       09/25/00   09/25/00   09/25/00   09/25/00   09/25/00   09/25/00
Last Prin        05/25/16   04/25/04   02/25/04   02/25/04   02/25/04   02/25/04
Payment Window        189         44         42         42         42         42



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.